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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) April 15, 1998

                                  ECOMAT, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                        0-21613                      13-3865026
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
 incorporation)

147 Palmer Avenue, Mamaroneck, NY                                10543-3632
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 914-777-3600

                                    No Change
          (Former name or former address, if changed since last report)


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Item 5 - Other Events

The following is the text of a press release of Ecomat Inc., issued on April 15, 1998:

          April 15, 1998 -- ECOMAT, Inc. (NASDAQ; ECMT) reported that additional time is required to prepare the financial statements from the Company's accounting data and complete the audit and, accordingly, that its Annual Report on Form 10-KSB for the year ended December 31, 1997 will not be filed with the Securities and Exchange Commission today as previously anticipated.

          ECOMAT is a company formed to develop its proprietary system for garment care that uses no toxic chemicals to clean through a process that is energy and water efficient. The Company and its subsidiaries operate cleaners and laundromats and franchise the ECOMAT system.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ECOMAT, INC.

DATED:  April 15, 1998                          By:    /s/ Hans-Rudolf Kuchler
                                                       Hans-Rudolf Kuchler
                                                       President and Chief
                                                       Operating Officer


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